UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 6, 2006
McKesson Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

McKesson Plaza, One Post Street, San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)
(415) 983-8300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
On November 6, 2006, McKesson Corporation (the “Company”) and Per-Se Technologies, Inc. (“Per-Se”) issued a joint press release announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 5, 2006, by and among the Company, Packet Merger Sub Inc., a wholly owned subsidiary of the Company, and Per-Se.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
In addition, on November 6, 2006, the Company held a conference call for investors and analysts in connection with the announcement of the Merger Agreement. The transcript of that call is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
Additional Information and Where to Find it
In connection with the proposed acquisition, Per-Se plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PER-SE ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final proxy statement will be mailed to stockholders of Per-Se. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Per-Se with the SEC, at the SEC’s web site at http://www.sec.gov . In addition, you may also obtain McKesson’s filings with the SEC, free of charge, from McKesson’s website ( www.mckesson.com ) under the tab “Investors” through the “SEC Filings” link and you may obtain Per-Se’s filings with the SEC, free of charge, from Per-Se’s website ( www.Per-Se.com ) under the tab “Investor Relations” through the “SEC Filings” link.
McKesson, Per-Se and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from Per-Se’s stockholders in favor of the proposed acquisition. Information regarding McKesson’s directors and executive officers is available in McKesson’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on June 15, 2006. Information regarding Per-Se’s directors and executive officers is available in Per-Se’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 14, 2006. Additional information regarding the interests of such potential Per-Se participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
Item 9.01     Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press Release issued by McKesson Corporation and Per-Se Technologies, Inc., dated November 6, 2006.

99.2	Transcript of conference call held for investors and analysts by McKesson Corporation on November 6, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
McKesson Corporation

(Registrant)
Date: November 6, 2006	By:	Jeffrey C. Campbell
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by McKesson Corporation and Per-Se Technologies, Inc., dated November 6, 2006.

99.2	Transcript of conference call held for investors and analysts by McKesson Corporation on November 6, 2006.